Exhibit 10.2

JOINDER AGREEMENT

This Joinder Agreement dated as of July 26, 2012 (this “Agreement”), is between Atlas Barnett, LLC, a Texas limited liability company (the “New Guarantor”) and Wells Fargo Bank, National Association, in its capacity as administrative agent under the Credit Agreement (defined below) (in such capacity, the “Administrative Agent”). Capitalized terms used in this Agreement without definition have the meanings assigned to those terms in the Guaranty, the Security Agreement, and the Credit Agreement.

RECITALS

A. Pursuant to an Amended and Restated Credit Agreement dated as of March 5, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Atlas Resource Partners, L.P., a Delaware limited partnership (the “Borrower”), the lenders party thereto from time to time (the “Lenders”), and the Administrative Agent, the Lenders agreed to make loans and other extensions of credit to the Borrower in an aggregate principal amount of up to the Maximum Credit Amounts.

B. The Borrower and/or one or more of its Subsidiaries may at any time and from time to time enter into one or more Secured Swap Agreements with one or more Secured Swap Providers (as defined in the Security Agreement, defined below).

C. The Borrower and/or one or more of its Subsidiaries may at any time and from time to time enter into an agreement in respect of Bank Products with a Bank Products Provider.

D. Pursuant to an Amended and Restated Guaranty dated as of March 5, 2012 (as amended, restated or otherwise modified from time to time, the “Guaranty”) made by the Subsidiaries of the Borrower party thereto from time to time (the “Guarantors”) in favor of the Administrative Agent for the benefit of the Secured Creditors (as defined in the Guaranty), the Guarantors have guaranteed the payment of the Indebtedness, and pursuant to an Amended and Restated Security Agreement dated as of March 5, 2012 (as amended, restated or otherwise modified from time to time, the “Security Agreement”) made by the Borrower, the Subsidiaries of Borrower party thereto from time to time (together with the Borrower, the “Grantors”), and the Agent for the benefit of the Secured Creditors (as defined in the Security Agreement), the Grantors have granted security interests in the collateral described therein as security for the Indebtedness.

E. Section 4.14 of the Guaranty and Section 9.13 of the Security Agreement provide that additional Material Subsidiaries of the Borrower may become Guarantors under the Guaranty and Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Agreement. The New Guarantor is executing this Agreement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guaranty and a Grantor under the Security Agreement.

Accordingly, the Administrative Agent and the New Guarantor agree as follows:

1. In accordance with Section 4.14 of the Guaranty, the New Guarantor by its signature below becomes a Guarantor under the Guaranty with the same force and effect as if

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originally named as a Guarantor in the Guaranty, and the New Guarantor hereby (a) ratifies, as of the date hereof, and agrees to all the terms and provisions of the Guaranty applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a “Guarantor” in the Guaranty will be deemed to include the New Guarantor.

2. In accordance with Section 9.13 of the Security Agreement, the New Guarantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor, and the New Guarantor hereby (a) ratifies, as of the date hereof, and agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct in all material respects on and as of the date hereof. The Schedules to the Security Agreement are hereby supplemented by the Schedules attached hereto with respect to the New Guarantor. In furtherance of the foregoing, the New Guarantor, as security for the payment and performance in full of the Secured Obligations (as defined in the Security Agreement), hereby grants to the Administrative Agent, for the ratable benefit of the Secured Creditors, a security interest in all of the New Guarantor’s right, title and interest in, to and under the Collateral (as defined in the Security Agreement) of the New Guarantor. Each reference to a “Grantor” in the Security Agreement will be deemed to include the New Guarantor.

3. If required, the New Guarantor is, simultaneously with the execution of this Agreement, executing and delivering such Security Instruments (and such other documents and instruments) as requested by the Administrative Agent in accordance with the Credit Agreement.

4. The New Guarantor represents and warrants to the Administrative Agent that:

(a) an executed (or conformed) copy of each of the Loan Documents, the Secured Swap Agreements and the Bank Products Agreements, if any, has been made available to a Responsible Officer of the New Guarantor and such Responsible Officer has a duty to and has read these documents, and has full notice and knowledge of the terms, conditions and effects thereof. The New Guarantor has, independently and without reliance upon any Secured Creditor or any information received from the Secured Creditors, and based upon such documents and information as the New Guarantor has deemed appropriate, made its own analysis of the transactions contemplated hereby and the Borrower, the Borrower’s business, assets, operations, prospects and condition, financial or otherwise, and any circumstances which may bear upon such transactions, the Borrower or the obligations and risks undertaken herein with respect to the Indebtedness, and decision to enter into the Guaranty. The New Guarantor has received the advice of its attorney in entering into the Guaranty and the other Loan Documents to which it is a party. The New Guarantor has not relied and will not rely upon any representations or warranties of the Administrative Agent not embodied in the Guaranty or any acts heretofore or hereafter taken by the Administrative Agent (including but not limited to any review by the Administrative Agent of the affairs of Borrower). The New Guarantor has adequate means to obtain from the Borrower on a continuing basis information concerning the financial condition and assets of the Borrower, and the New Guarantor is not relying upon any Secured Creditor to provide (and no Secured Creditor will have a duty to provide) any such information to any Guarantor either now or in the future; and

(b) the representations and warranties set forth in Article VII of the Credit Agreement are incorporated herein by reference, the same as if stated verbatim herein as representations and warranties made by the New Guarantor, and the New Guarantor, jointly and severally represents and warrants that each of such representations and warranties are true and correct (which representations and warranties shall be deemed to have been renewed at the time of each Loan under the Credit Agreement); provided that each reference in each such representation and warranty to the Borrower’s knowledge shall, for the purposes of Section 4(b), be deemed to be a reference to the New Guarantor’s knowledge.

5. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which will constitute an original, but all of which when taken together will constitute a single contract.

6. Except as expressly supplemented by this Agreement, the Guaranty and the Security Agreement remain in full force and effect.

7. THIS AGREEMENT IS GOVERNED BY, AND WILL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8. This Agreement is a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

9. The New Guarantor agrees to execute, acknowledge, deliver, file and record such further certificates, instruments and documents, and to do all other acts and things as may be requested by the Administrative Agent as necessary or advisable to carry out the intents and purposes of this Agreement, the Security Instruments and the Credit Agreement.

10. All communications and notices to the New Guarantor under the Guaranty and the Security Agreement must be in writing and given as provided in Section 4.1 of the Guaranty to the address for the New Guarantor set forth under its signature below.

11. The New Guarantor shall reimburse the Administrative Agent for its reasonable documented out of-pocket expenses in connection with this Agreement, including reasonable fees and documented expenses for legal services.

IN WITNESS WHEREOF, the New Guarantor and the Administrative Agent have duly executed this Joinder Agreement as of the day and year first above written.

ATLAS BARNETT, LLC

By:	/s/ Sean McGrath
Name:	Sean McGrath
Title:	Chief Financial Officer

Address:

1845 Walnut Street, 10th Floor
Philadelphia, Pennsylvania 19118
Attention: Sean McGrath

[Signature Page to Joinder Agreement – Atlas Barnett, LLC]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Matthew W. Coleman
Name:	Matthew W. Coleman
Title:	Vice President

[Signature Page to Joinder Agreement – Atlas Barnett, LLC]

SCHEDULE 4.3

GRANTOR INFORMATION

Grantor Name	Type of Organization	Jurisdiction of Formation	Foreign Qualification	EIN	Entity Identification Number	Chief Executive Office
Atlas Barnett, LLC	Limited Liability Company	Texas	NA	26-2654688	800980895	Park Place Corporate Center One 1000 Commerce Drive Suite 400 Pittsburgh, PA 15275

SCHEDULE 4.4

CHANGE IN CIRCUMSTANCES

On July 25, 2012, Titan Operating, LLC changed its name to Atlas Barnett, LLC

SCHEDULE 4.5

TRADE NAMES

Grantor Name	d/b/a
Atlas Barnett, LLC	N/A

SCHEDULE 4.6

PERFECTION ACTIONS

Uniform Commercial Code Filings

1.	Secretary of State of the State of Texas with respect to Atlas Barnett, LLC

Control Agreements

None

Patent, Trademark and Copyright Filings

None

SCHEDULE 4.7

OTHER FINANCING STATEMENTS

None.

SCHEDULE 4.8

LOCATION OF INVENTORY AND EQUIPMENT

Park Place Corporate Center One

1000 Commerce St., 4th Floor

Pittsburgh, PA 15275

613 S. 4th Avenue

Mansfield, TX 76063

3500 Massillon Road, Suite 1000

Uniontown, OH 44685

SCHEDULE 4.9

CERTAIN SIGNIFICANT TRANSACTIONS

On July 25, 2012, Atlas Merger Sub, LLC merged with and into Titan Operating, LLC, which changed its name to Atlas Barnett, LLC.

SCHEDULE 4.11

DEPOSIT, COMMODITIES AND SECURITIES ACCOUNTS

Key Bank Account #	Wells Fargo Account #	Citibank Account #	JPMorgan Chase Account #	Bank of America Account #	Account Type	over $2.5MM

None

SCHEDULE 4.12

COMMERCIAL TORT CLAIMS

None.

SCHEDULE 4.13

PLEDGED EQUITY INTERESTS

Issuer	Form and Jurisdiction of Organization	Type of Equity Interest Certificate Information	Beneficial Owner	% of Interests Pledged
Atlas Barnett, LLC	TX LLC	Membership Interests Uncertificated	Atlas Energy Holdings Operating Company, LLC	100%

SCHEDULE 4.15

PATENT AND TRADEMARKS

None

Mark	Registration No.